                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                            YOUNG INNOVATIONS, INC.
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                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No Fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                            YOUNG INNOVATIONS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 TO BE HELD ON
                                  MAY 11, 1998

TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of Young Innovations, Inc. (the "Company") will be held in the Penthouse Ballroom of the Renaissance Hotel, 9801 Natural Bridge Road, Berkeley, Missouri 63134, on May 11, 1998, at 6:30 P.M., St. Louis time, for the following purposes:

          1. To elect eight Directors to serve until the Annual Meeting of Shareholders in 1999 or until their successors are duly elected and qualified;

          2. To consider and act upon ratification of the selection of Arthur Andersen LLP as independent accountants for 1998;

          3. To transact such other business as may properly come before the meeting.

     Only shareholders whose names appear of record at the Company's close of business on March 24, 1998 are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.

                                          By Order of the Board of Directors,

                                          Richard G. Richmond
                                          Secretary
April 15, 1998

Earth City, Missouri

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. SHAREHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

                            YOUNG INNOVATIONS, INC.
                           13705 SHORELINE COURT EAST
                           EARTH CITY, MISSOURI 63045

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 11, 1998

     This Proxy Statement is being furnished to the common shareholders of Young Innovations, Inc. (the "Company") on or about April 15, 1998 in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the annual meeting of shareholders (the "Annual Meeting") to be held on May 11, 1998 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting.

     Holders of shares of common stock, par value $0.01 per share ("Shares" or the "Common Stock"), of the Company at its close of business on March 24, 1998 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 6,772,796 shares of Common Stock were outstanding. Holders of Common Stock (the "Shareholders") are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Annual Meeting.

     A plurality of the votes of Shareholders cast at the Annual Meeting is required for the election of each director. Ratification of the selection of independent accountants requires the affirmative vote of holders of a majority of the Shares voted on the proposal. Abstentions and broker non-votes are counted in the number of shares present in person or represented by proxy for purposes of determining whether a quorum is present, but not for purposes of election of directors or ratification of the selection of independent accountants.

     Management of the Company ("Management"), together with members of the Board of Directors of the Company, in the aggregate, directly or indirectly controlled approximately 59% of the Shares outstanding on the Record Date.

     Shareholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting.

     All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the election of the Board's director nominees and FOR the ratification of the recommended independent accountants. The Board of Directors of the Company does not know of any matters, other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement, that will come before the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) duly executing and dating a subsequent proxy relating to the Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Corporate Secretary, Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045 (telephone number (314) 344-0010).

     The proxies are solicited by the Board of Directors of the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission, by directors, officers or regular employees of the Company or persons employed by the Company for the purpose of soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock held of record by such persons, and will be reimbursed for expenses incurred therewith. The cost of solicitation of proxies will be borne by the Company.
                            ------------------------

              The date of this Proxy Statement is April 15, 1998.

                             ELECTION OF DIRECTORS

     Pursuant to the By-laws of the Company, the Company's Directors are elected annually and hold office until their successors are duly elected and qualified.

     The following table sets forth the names, ages, principal occupations and other information respecting the director nominees, each of whom is a current director of the Company:

                                                              PRINCIPAL OCCUPATION
            DIRECTOR              AGE                          DURING PAST 5 YEARS
            --------              ---                         --------------------
George E. Richmond..............  64    President of Young Dental Manufacturing Company ("Young Dental")
                                        (predecessor to the Company) from 1961 until 1997. President,
                                        Chief Executive Officer and a Director of the Company since its organization in 1995 and Chairman of the Board since 1997.
                                        Director of UMB Bank of St. Louis, National Association.
Alfred E. Brennan...............  45    Director of the Company since August 1997 and Senior Vice
                                        President and Chief Operating Officer of the Company since
                                        October 1997. Senior Associate of Dewar Sloan from 1995 until
                                        October 1997. President of the Dental Instrument Division of
                                        DENTSPLY International, Inc. from 1991 to 1994. Director of Unico
                                        Systems Inc.
Michael W. Eggleston............  43    Vice President, Treasurer, Chief Financial Officer and a Director
                                        of the Company since its organization in 1995. Controller,
                                        Secretary, Chief Financial Officer and a Director of Young Dental
                                        since 1980.
Richard G. Richmond.............  43    President of Young Dental since 1997, Secretary and a Director of the Company since 1995 and a Director of Young Dental since 1989.
                                        Mr. Richmond is George Richmond's son.
Richard P. Conerly(1)(2)........  73    Director of the Company since August 1997. Retired since 1994.
                                        Chairman and Chief Executive Officer of Orion Capital Inc., a
                                        private investment company, from 1987 to 1994. Director of
                                        LaBarge, Inc. ("LaBarge").
Craig E. LaBarge(1).............  47    Director of the Company since August 1997. Chief Executive
                                        Officer of LaBarge since 1991 and President of LaBarge since
                                        1986. Director of LaBarge and TALX Corporation.
Arthur L. Herbst, Jr.(2)........  34    Director of the Company since November 1997. Portfolio Manager with Roberts, Glore & Co., since September 1995. Director of
                                        Corporate Finance of DENTSPLY International, Inc. from May 1993 through August 1995. Treasurer of GENDEX Corp. from November 1990 to June 1993.
Connie H. Drisko, DDS(2)........  57    Director of the Company since January 1998. Professor and
                                        Chairperson of the Department of Periodontics, Endodontics and
                                        Dental Hygiene at the University of Louisville School of
                                        Dentistry since September 1993; held teaching position in
                                        Periodontic Department, University of Missouri Kansas City for
                                        ten years prior thereto.

-------------------------
(1) Member of Audit Committee.

(2) Member of Compensation Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE BOARD OF DIRECTORS' SLATE OF NOMINEES STANDING FOR ELECTION.

        INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors met two times during 1997. All directors attended at least 75% of the meetings of the Board and of the committees upon which they served.

COMPENSATION OF DIRECTORS

     Full-time employees of the Company who serve as directors receive only reimbursement of expenses incurred in attending meetings. Effective November 1997, the Company adopted its 1997 Stock Option Plan pursuant to which each non-employee Director of the Company received a grant of an option to purchase up to 5,000 shares of the Company's common stock.

COMMITTEES

     The Board of Directors has had standing Audit and Compensation Committees since November 1997.

     The Audit Committee did not meet during 1997. The Committee is composed of Richard P. Conerly, Chairman, and Craig E. LaBarge. The Committee's responsibilities include evaluation of significant matters relating to the audit and internal controls of the Company and review of the scope and results of audits by the independent auditors.

     The Compensation Committee met one time during 1997. The Committee is composed of Arthur L. Herbst, Jr., Chairman, Richard P. Conerly and Connie H. Drisko. The Committee reviews the Company's remuneration policies and practices, including executive salaries, compensation and other employee benefits; and administers the Company's 1997 Stock Option Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Board of Directors did not have a Compensation Committee until shortly before the Company's initial public offering in November, 1997. Compensation of executive officers of the Company during 1997 was determined by George E. Richmond, Chief Executive Officer of the Company.

EXECUTIVE OFFICERS

     The executive officers of the Company, their ages as of March 31, 1997 and their positions with the Company are set forth below. All officers serve at the pleasure of the Board of Directors.

                   NAME                     AGE                    POSITION
                   ----                     ---                    --------
George E. Richmond........................  64    Chairman of the Board, President, Chief
                                                  Executive Officer and Director
Alfred E. Brennan.........................  45    Senior Vice President, Chief Operating
                                                  Officer and Director
Michael W. Eggleston......................  43    Vice President, Treasurer, Chief Financial
                                                  Officer and Director
Richard G. Richmond.......................  43    Secretary and Director; President of Young
                                                  Dental

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table summarizes the annual and long-term compensation earned or awarded to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers for the last two fiscal years.

                                                                                     LONG-TERM
                                                                                COMPENSATION AWARDS
                                                               ANNUAL           -------------------
                                                            COMPENSATION            SECURITIES
                                                            ------------            UNDERLYING
          NAME AND PRINCIPAL POSITION            YEAR    SALARY    BONUSES(2)         OPTIONS
          ---------------------------            ----    ------    ----------       ----------
George E. Richmond.............................  1997   $214,400    $15,218
  President and Chief                            1996    213,812     23,191
  Executive Officer
Richard G. Richmond............................  1997   $111,488    $11,421           32,000
  Secretary                                      1996     92,818     10,741
Michael W. Eggleston...........................  1997   $111,488    $ 7,913           32,000
  Vice President, Treasurer                      1996     92,818     10,641
  and Chief Financial Officer
Alfred E. Brennan..............................  1997   $101,065    $   915           60,000
  Senior Vice President and
  Chief Operating Officer(1)

-------------------------
(1) Mr. Brennan became an employee of the Company in October 1997. Amounts indicated include payments made by the Company for consulting services prior to Mr. Brennan's employment.

(2) Annual bonus amounts were earned and accrued during the fiscal years indicated and paid in the following years.

OPTIONS/SAR GRANTS

     The following table sets forth certain information with respect to options to purchase Common Stock granted during the year ended December 31, 1997 to each of the named executive officers who received option grants.

                                  INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------
                                    NUMBER OF     % OF TOTAL
                                    SECURITIES     OPTIONS/                                POTENTIAL REALIZABLE
                                    UNDERLYING      SAR'S                                    VALUE AT ASSUMED
                                     OPTIONS/     GRANTED TO    EXERCISE                    PRICE APPRECIATION
                                      SAR'S       EMPLOYEES      PRICE                      FOR OPTION TERM(2)
                                     GRANTED      IN FISCAL       PER       EXPIRATION    ----------------------
              NAME                     #(1)          YEAR        SHARE         DATE       5%($)(3)    10%($)(4)
              ----                  ----------    ----------    --------    ----------    --------    ---------
Alfred E. Brennan...............      60,000        25.4%        $12.00      11/04/07     $453,000    $1,147,200
Richard G. Richmond.............      32,000        13.6%        $12.00      11/04/07     $241,600    $  611,840
Michael W. Eggleston............      32,000        13.6%        $12.00      11/04/07     $241,600    $  611,840

-------------------------
(1) No stock appreciation rights ("SAR's") were granted in 1997.

(2) The values shown are based on the indicated assumed annual rates of appreciation compounded annually. Actual gains realized, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the values shown in this table will be achieved.

(3) Represents an assumed market price per share of Common Stock of $19.55.

(4) Represents an assumed market price per share of Common Stock of $31.12.

OPTION/SAR EXERCISES

     The following table sets forth certain information with respect to the exercise of options to purchase Common Stock during the year ended December 31, 1997, and the unexercised options held and the value thereof at that date, by each of the named executive officers.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTIONS/SAR VALUES

                                                               NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED               IN-THE-MONEY
                                  SHARES                         OPTIONS/SAR'S AT                OPTIONS/SAR'S AT
                                ACQUIRED ON     VALUE           FISCAL YEAR-END(#)            FISCAL YEAR-END($)(1)
                                 EXERCISE      REALIZED    ----------------------------    ----------------------------
            NAME                     #            $        EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
            ----                -----------    --------    -----------    -------------    -----------    -------------
Alfred E. Brennan...........         0            0          15,000          45,000          $90,000        $270,000
Richard G. Richmond.........         0            0               0          32,000                0        $192,000
Michael W. Eggleston........         0            0               0          32,000                0        $192,000

-------------------------
(1) Based on the closing price of the Company's stock as quoted on the NASDAQ National Market as of December 31, 1997, of $18.00.

EMPLOYMENT AGREEMENTS

     In October 1997, the Company entered into an employment agreement with Alfred E. Brennan by which Mr. Brennan agreed to serve as the Company's Senior Vice President and Chief Operating Officer. The employment agreement initially expires December 31, 1998 but is automatically renewable for an indefinite number of successive one year terms until cancelled by either party. Mr. Brennan's annual base salary under the agreement will be at least $180,000.

REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors did not have a Compensation Committee until shortly before the Company's initial public offering in November, 1997. Executive compensation for 1997 was fixed by the Company's Chief Executive Officer. In establishing compensation levels for the executive officers of the Company in 1997, the Chief Executive Officer considered: (i) statistical information provided by American Association of Industrial Management ("AAIM") and analyzed by a wages and compensation consultant concerning compensation levels of executive officers in manufacturing companies of similar size and sales levels on a national scale; (ii) profitability of the Company; and (iii) individual performance of each of the executive officers.

                               PERFORMANCE GRAPH

     The following table and graph compare the cumulative total shareholder return on the Company's Common Stock from November 4, 1997, the date of the initial public offering of the Common Stock, through December 31, 1997 and the NASDAQ Stock Market Composite Index for United States Companies and an industry peer group. The comparisons reflected in the table and graph, however, are not intended to forecast the future performance of the Common Stock and may not be indicative of such future performance. The table and graph assume an investment of $100 in the Common Stock and each index on November 4, 1997 and the reinvestment of all dividends; the beginning price for the Company's Common Stock is $12, the price at which Shares were sold in its initial public offering.

                                                             YOUNG           NASDAQ      COMPARABLE COMPANY
                 MEASUREMENT DATE                      INNOVATIONS, INC.    COMPOSITE       COMPOSITE(1)
                 ----------------                      -----------------    ---------    ------------------
November 4, 1997...................................         $100.00          $100.00          $100.00
November 30, 1997..................................         $123.96          $ 98.12          $ 99.98
December 31, 1997..................................         $150.00          $ 96.27          $107.10

-------------------------
(1) Comparable Company Composite is a weighted average index based on market capitalization. The Composite includes Dentsply International, Inc., Sybron International Corporation, Patterson Dental Company and Henry Schein, Inc.

                                                       Young                             Comparable
               Measurement Period                   Innovations,         NASDAQ           Company
             (Fiscal Year Covered)                      Inc.           Composite         Composite
11/4/97                                                     100.00            100.00            100.00
11/30/97                                                    123.96             98.12             99.98
12/31/97                                                    150.00             96.27            107.10

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Solutions in 3D, Inc. ("3D"), a manufacturer of plastic resin prototypes, leases space from the Company at its premises in Earth City at a rental of $750 per month. George Richmond and Michael Eggleston own 52.5% and 15.0%, respectively, of the outstanding common stock of 3D. The Company has, from time to time, loaned money to 3D which, as of December 31, 1997, aggregated $48,000 with interest payable monthly at the prime rate of a local bank; the note evidencing the loan has no maturity date and is unsecured. The highest principal balance of the loan at any time during 1997 was $58,000. 3D's business is primarily with unrelated third parties. In 1997, the Company paid an aggregate of $11,982 for plastic resin prototyping services provided to the Company. 3D leases space from the Company and the Company may continue to loan 3D money from time to time and purchase services from 3D. The Company has adopted a policy that all transactions between the Company and any affiliated party will be approved by a majority of all members of the Company's Board of Directors and by a majority of the independent and disinterested Directors and will continue to be on terms no less favorable to the Company than terms the Company believes would be available from unaffiliated third parties.

     George Richmond is a 40% minority shareholder and former officer and director of Earth City Technologies ("Technologies"), a company located in Fenton, Missouri. Technologies repairs damaged scalers for the Company returned by its customers and sells scaler parts. Total amounts paid to Technologies for repairs in 1997 were $9,414. Technologies purchases certain products and components from the Company from time to time. Total amounts billed to Technologies in 1997 were $97,899. Mr. Richmond is currently not an officer, director or employee of Technologies and plays no role in its management. The Company believes that arrangements with Technologies are on terms to the Company as favorable as could be obtained from unaffiliated third parties.

        SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following tabulation sets forth information as of March 31, 1997, concerning the ownership of Common Stock by each Director, each of the executive officers named in the Summary Compensation Table included in this Proxy Statement, all Directors and executive officers as a group, and all persons known by the Company to be the beneficial owners of five percent or more of the Common Stock. The address of each Director and executive officer listed below is Young Innovations, Inc., 13705 Shoreline Court East, Earth City, Missouri 63045.

                                                     AMOUNT OF SHARES          PERCENT
                NAME AND ADDRESS                   BENEFICIALLY OWNED(1)       OF CLASS
                ----------------                   ---------------------       --------
George E. Richmond(2)............................        3,295,065               48.7%
Richard G. Richmond(3)(4)........................          617,994                9.1
Michael W. Eggleston(4)..........................           60,000                  *
Alfred E. Brennan(5).............................           15,000                  *
Richard P. Conerly(6)............................           10,000                  *
Craig E. LaBarge(7)..............................            5,000                  *
Arthur L. Herbst Jr.(8)..........................            8,300                  *
Connie H. Drisko(9)..............................            5,000                  *
All Directors and executive officers as a group
  (8 persons)....................................        4,016,359               59.0

-------------------------
 *  Less than 1.0%.

(1) Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares sole voting power and/or investment power. Except as otherwise indicated, all shares are held of record with sole voting and investment power.

(2) Includes 2,388,285 shares held in a revocable trust as to which Mr. Richmond has sole voting and dispositive power and 906,780 shares held in a trust as to which Mr. Richmond is a co-trustee and has sole voting power and shared dispositive power. Excludes 600 shares owned by Mr. Richmond's spouse.

(3) Includes 87,549 shares owned directly by Mr. Richard Richmond, 176,815 shares held in a trust for his benefit of which Mr. Richmond is a co-trustee and has shared voting and dispositive powers, and 353,630 shares held in two other trusts in which Mr. Richmond is not a beneficiary but is a co-trustee, and has shared voting and dispositive powers. Mr. Richmond disclaims beneficial ownership in the 353,630 shares held in the trusts in which he is not a beneficiary.

(4) Excludes 32,000 shares of Common Stock subject to stock options issued to each of Messrs. Eggleston and R. Richmond which will become exercisable ratably over the next four years.

(5) Includes 15,000 shares of Common Stock issuable to Mr. Brennan upon exercise of stock options currently exercisable. Excludes 45,000 shares of Common Stock subject to stock options which will become exercisable ratably over the next three years.

(6) Includes 5,000 shares owned directly by Mr. Conerly and 5,000 shares of Common Stock issuable to Mr. Conerly upon exercise of stock options.

(7) Includes 5,000 shares of Common Stock issuable to Mr. LaBarge upon exercise of stock options.

(8) Includes 3,300 shares owned directly by Mr. Herbst and 5,000 shares of Common Stock issuable to Mr. Herbst upon exercise of stock options. Excludes 1,250 shares owned by Mr. Herbst's spouse and 500 shares owned by Mr. Herbst's daughters.

(9) Includes 5,000 shares of Common Stock issuable to Ms. Drisko upon exercise of stock options.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's common stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that all forms were filed in a timely manner during fiscal 1997 except that Michael Eggleston reported on Form 5 one transaction which should have been reported on Form 4 and Arthur Herbst filed his initial report on Form 3 more than 10 days after his election as a director.

                      APPOINTMENT OF INDEPENDENT AUDITORS

     Arthur Andersen LLP has been appointed to serve as the independent auditors for the Company and its subsidiary corporations for the fiscal year ending December 31, 1998. The appointment is being submitted to the shareholders for ratification.

     Arthur Andersen LLP has served as the independent auditors for the Company and its predecessor since 1994.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting to respond to shareholders' questions and to have the opportunity to make any statements they consider appropriate.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF ITS SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS TO AUDIT THE ACCOUNTS OF THE COMPANY AND ITS SUBSIDIARIES FOR 1998.

                            SHAREHOLDERS' PROPOSALS

     Shareholders' proposals intended to be presented at the 1999 Annual Meeting of Shareholders of the Company must be received by the Company at its address stated above by November 24, 1998 to be considered for inclusion in the Company's Proxy Statement and Proxy relating to such meeting.

                                 OTHER MATTERS

     The Board of Directors does not intend to present to the Annual Meeting any business other than the items stated in the "Notice of Meeting of Shareholders" and does not know of any other matters to be brought before or voted upon at the meeting other than those referred to above. If any other matters properly come before the meeting, it is the intention of the proxies named in the enclosed Proxy to vote the shares represented thereby with respect to such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Michael W. Eggleston
                                          Chief Financial Officer

The Company will furnish without charge to each person whose proxy is solicited, and to each person representing that as of the record date for the meeting he or she was a beneficial owner of shares entitled to be voted at the meeting, on written request, a copy of the Company's 1998 Annual Report on Form 10-K to the Securities and Exchange Commission, including the financial statements and schedules thereto. Such written request should be directed to Young Innovations,Inc., Attention: Mr. Michael W. Eggleston, Chief Financial Officer, 13705 Shoreline Court East, Earth City, Missouri 63045.

                           YOUNG INNOVATIONS, INC.

         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS - MAY 11, 1998 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholder of YOUNG INNOVATIONS, INC. a Missouri corporation (the "Company"), hereby constitutes and appoints George E. Richmond and Richard G. Richmond, and each of them, his Attorneys and Proxies (with full power of substitution in each), and authorizes them to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 11, 1998, at 6:30 P.M., and at any adjournment thereof, and to vote the common stock of the Company held by the undersigned as designated below on proposals 1 and 2, and in their discretion on all other matters coming before the Meeting.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER, BUT IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

1. ELECTION OF DIRECTORS:
   / / FOR all nominees listed (except as marked below)   / / WITHHOLD AUTHORITY
                                                              to vote for all
                                                              nominees listed
                                                              below

         George E. Richmond, Alfred E. Brennan, Michael W. Eggleston, Richard G. Richmond, Richard P. Conerly, Craig E. LaBarge,
                Arthur L. Herbst, Jr., Connie H. Drisko

(INSTRUCTION):  To withhold authority to vote for any individual nominee(s), print such nominee's(s') name(s) in the space provided below:)

--------------------------------------------------------------------------------

2. TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE COMPANY:
          / / FOR                / / AGAINST             / / ABSTAIN

                       (To be signed on reverse side)






PLEASE MARK (ON REVERSE SIDE), SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.

The signer hereby revokes all proxies heretofore given to vote at said meeting or any adjournment thereof.



                                      ------------------------------------------
                                              Signature of Shareholder

                                      ------------------------------------------
                                              Signature of Shareholder

                                      DATED:                              , 1998
                                            ------------------------------